================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ___________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                   ___________

        Date of Report (Date of earliest event reported): August 17, 2006
                                   ___________

                                  Conn's, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 000-50421              06-1672840
 (State or other jurisdiction   (Commission File         (IRS Employer
       of incorporation)             Number)           Identification No.)


               3295 College Street
                 Beaumont, Texas                        77701
    (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (409) 832-1696
                                   ___________

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01  Regulation FD Disclosure.

     During the next several weeks, Conn's, Inc. (the "Company") intends to disclose certain material non-public information to persons described in paragraph (b)(1) of Rule 100 of Regulation FD promulgated by the United States Securities and Exchange Commission. Presented below, in compliance with Regulation FD, is the material non-public information disclosed:

"Composition of the Pool of Receivables

     The following tables detail characteristics of the Installment Contract Receivables and Revolving Charge Receivables sold by subsidiaries of the Company to Conn Funding II, L.P., a qualified special purpose entity (the "QSPE") that the Company created in 2002 for the issuance of asset-backed and variable funding notes to third parties secured by certain of the Company's receivables sold to the QSPE, as of June 30, 2006:


                              Composition of Installment Contract Receivables of Issuer by Original Term
                                                          as of June 30, 2006


                                      Percentage of
                     Number of       Total Number of                         Percentage of
                    Installment        Installment                               Total           Weighted
 Original Term       Contract           Contract           Outstanding        Outstanding    Average Original
 in Months (1)    Receivables (3)      Receivables       Balance (2)(3)         Balance       Term in Months
 -------------    ---------------      -----------       --------------         -------      -----------------

    0 to 6                 8,744            2.32%           $ 2,172,455            0.46%             5.76
    7 to 12               39,556           10.48%            16,804,498            3.58%            11.91
   13 to 18               18,371            4.87%            12,650,147            2.70%            17.74
   19 to 24               42,864           11.36%            34,619,914            7.38%            23.92
   25 to 30                5,024            1.33%             3,945,603            0.84%            28.13
   31 to 36              217,776           57.69%           330,312,662           70.40%            35.99
   37 to 48               38,606           10.23%            58,268,969           12.42%            40.64
     49 +                  6,541            1.73%            10,397,650            2.22%            56.86
                         -------          ------           ------------          ------             -----
         Totals          377,482          100.00%          $469,171,898          100.00%            34.58
                         =======          ======           ============          ======             =====


(1) Upon structuring a new Installment Contract Receivable, Conn's limits the initial term to 48 months with no more than 5% of the number of accounts or Outstanding Principal Balance exceeding 36 months. Installment Contract Receivables can subsequently be extended beyond their initial term, subject to the Company's credit and collections policy. "Original Months" represents the total term of the Installment Contract Receivables, inclusive of extensions.

(2) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(3) Included in these amounts are 1,555 accounts with credit balances totaling $254,399, which had various Original Terms in Months. These credit balances are the result of customer overpayments or other credits (e.g., insurance proceeds, return of merchandise or cancellation of service maintenance agreements or insurance contracts) on which refunds or adjustments are due and have not yet been issued.


                              Composition of Installment Contract Receivables of Issuer by Remaining Term
                                                          as of June 30, 2006

                                   Percentage of
                    Number of     Total Number of                          Percentage of         Weighted
                   Installment      Installment                                Total              Average
Remaining Terms     Contract         Contract       Outstanding Balance     Outstanding       Remaining Term
  in Months(1)     Receivables      Receivables             (2)               Balance            in Months
  ------------     -----------      -----------             ---               -------            ---------
    Not (3)
   Applicable           1,555            0.41%           $ (254,399)           -0.05%               0.00
     1 to 6            45,658           12.10%            10,821,987            2.31%               4.66
    7 to 12            63,331           16.78%            36,851,179            7.85%              10.01
    13 to 18           55,502           14.70%            53,429,132           11.39%              15.87
    19 to 24           64,440           17.07%            85,030,370           18.12%              21.78
    25 to 30           65,364           17.32%           114,232,198           24.35%              27.82
    31 to 36           81,184           21.51%           167,880,873           35.78%              33.72
      37 +                448            0.12%             1,180,558            0.25%              40.46
                      -------          -------          ------------          ------               -----
          Totals      377,482          100.00%          $469,171,898          100.00%              25.59
                      =======          ======           ============          ======               =====

(1) Upon structuring a new Installment Contract Receivable, Conn limits the initial term to 48 months with no more than 5% of the number of accounts or Outstanding Principal Balance exceeding 36 months. Installment Contract Receivables can subsequently be extended beyond their initial term, subject to the Credit and Collection Policies. "Remaining Months" represents the total remaining term of the Installment Contract Receivables, inclusive of such extensions.

(2) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(3) These credit balances are the result of customer overpayments or other credits (e.g., insurance proceeds, return of merchandise or cancellation of service maintenance agreements or insurance contracts) on which refunds or adjustments are due and have not yet been issued.



                           Composition of Installment Contract Receivables of Issuer by Outstanding Balance
                                                          as of June 30, 2006

                                                 Percentage of
                                 Number of       Total Number                        Percentage of
                                Installment     of Installment                           Total            Average
       Outstanding                Contract         Contract         Outstanding       Outstanding       Outstanding
      Balance Range             Receivables       Receivables       Balance (1)         Balance           Balance
      -------------             -----------       -----------       -----------         -------           -------
Credit Balance (2)                   1,555             0.41%        $ (254,399)            -0.05%           $(164)
$0.01 to $500.00                   103,014            27.29%         27,952,671             5.96%              271
$500.01 to $1,000.00                90,732            24.04%         66,640,337            14.20%              734
$1,000.01 to $2,000.00             110,592            29.30%        158,893,987            33.87%            1,437
$2,000.01 to $3,000.00              44,525            11.80%        107,789,005            22.97%            2,421
$3,000.01 to $4,000.00              17,265             4.57%         59,031,303            12.58%            3,419
$4,000.01 to $5,000.00               6,316             1.67%         27,832,598             5.93%            4,407
$5,000.01 +                          3,483             0.92%         21,286,396             4.54%            6,112
                                   -------           ------        ------------           ------            ------
                       Totals      377,482           100.00%       $469,171,898           100.00%           $1,243
                                   =======           ======        ============           ======            ======


(1) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(2) These credit balances are the result of customer overpayments or other credits (e.g., insurance proceeds, return of merchandise or cancellation of service maintenance agreements or insurance contracts) on which refunds or adjustments are due and have not yet been issued.

The following tables detail the Revolving Charge Receivables, as of the June 30, 2006:


                                     Composition of Revolving Charge Receivables of Issuer by Age
                                                          as of June 30, 2006

                                                Percentage of                         Percentage of
                               Number of       Total Number of                            Total           Weighted
                           Revolving Charge   Revolving Charge       Outstanding       Outstanding     Average Age in
       Age in Months(2)     Receivables (3)      Receivables       Balance (1)(3)        Balance           Months
       ----------------     ---------------      -----------       --------------        -------           ------
             0 to 6                 7,189            23.33%          $13,613,010            31.92%             3.02
            7 to 12                 4,983            16.17%            7,684,554            18.02%             9.71
            13 to 18                2,494             8.09%            3,297,344             7.73%            15.37
            19 to 24                2,177             7.07%            2,502,931             5.87%            21.19
            25 to 30                  764             2.48%              742,203             1.74%            27.07
            31 to 36                  650             2.11%              607,308             1.42%            33.66
            37 to 48                1,478             4.80%            1,517,838             3.56%            41.86
            49 to 60                  943             3.06%              968,215             2.27%            54.06
              60+                  10,133            32.89%           11,707,706            27.46%           142.70
                                   ------            -----            ----------            -----            ------
                   Totals          30,811           100.00%          $42,641,109           100.00%            48.00
                                   ======           ======           ===========           ======             =====



(1) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(2) Age in Months represents the number of months which have elapsed from the date the account was originally opened. The account may or may not have had balances outstanding in all such months. Only accounts with an Outstanding Balance not equal to zero as of the Statistical Calculation Date are reflected herein.

(3) Included in these amounts are 313 accounts with credit balances totaling $13,574, which had various Ages in Months. These credit balances are the result of customer overpayments or other credits (e.g., insurance proceeds, return of merchandise or cancellation of service maintenance agreements or insurance contracts) on which refunds or adjustments are due and have not yet been issued.

                             Composition of Revolving Charge Receivables of Issuer by Outstanding Balance
                                                          as of June 30, 2006

                                Number of       Percentage of                       Percentage of
                                Revolving      Total Number of                          Total           Average
        Outstanding               Charge      Revolving Charge      Outstanding      Outstanding      Outstanding
       Balance Range           Receivables      Receivables         Balance (1)        Balance          Balance
       -------------           -----------      -----------         -----------        -------          -------
Credit Balance(2)                     313             1.02%           $(13,574)          -0.03%          $ (43)
$0.01 to $500.00                    7,806            25.34%           1,882,699           4.42%             241
$500.01 to $1,000.00                5,571            18.08%           4,119,970           9.66%             740
$1,000.01 to $2,000.00              9,517            30.89%          14,155,127          33.20%           1,487
$2,000.01 to $3,000.00              5,066            16.44%          12,272,915          28.78%           2,423
$3,000.01 to $4,000.00              1,666             5.41%           5,662,094          13.28%           3,399
$4,000.01 to $5,000.00                513             1.66%           2,255,770           5.29%           4,397
$5,000.01+                            359             1.17%           2,306,106           5.41%           6,424
                                   ------           ------          -----------         ------           ------
                      Totals       30,811           100.00%         $42,641,109         100.00%          $1,384
                                   ======           ======          ===========         ======           ======


(1) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(2) These credit balances are the result of customer overpayments or other credits (e.g., insurance proceeds, return of merchandise or cancellation of service maintenance agreements or insurance contracts) on which refunds or adjustments are due and have not yet been issued.



                                 Composition of Revolving Charge Receivables of Issuer by Credit Limit
                                                          as of June 30, 2006


                               Number of        Percentage of                     Percentage of
                               Revolving       Total Number of                        Total          Average
                                 Charge       Revolving Charge     Outstanding     Outstanding     Outstanding
     Credit Limit Range      Receivables(3)      Receivables      Balance (1) (3)     Balance         Balance
     ------------------      --------------      -----------      --------------     -------         -------
Zero(2)                            2,227              7.23%          $2,132,719         5.00%           $ 958
$0.01 to $500.00                   3,000              9.74%           1,688,166         3.96%             563
$500.01 to $1,000.00               3,195             10.37%           2,367,093         5.55%             741
$1,000.01 to $2,000.00             7,494             24.32%           8,289,653        19.44%           1,106
$2,000.01 to $3,000.00             8,090             26.26%          13,389,516        31.40%           1,655
$3,000.01 to $4,000.00             3,772             12.24%           7,932,247        18.60%           2,103
$4,000.01 to $5,000.00             1,606              5.21%           3,379,192         7.92%           2,104
$5,000.01+                         1,427              4.63%           3,462,522         8.12%           2,426
                                  ------            ------          -----------       ------           ------
                    Totals        30,811            100.00%         $42,641,109       100.00%          $1,384
                                  ======            ======          ===========       ======           ======


(1) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(2) Accounts with a zero balance credit limit are those set up for a single purchase and are required to go through a full credit review for each subsequent purchase or are accounts that have had an unacceptable payment history and the limit has been cancelled until such time as the payment history is acceptable.

(3) Included in these amounts are 313 accounts with credit balances totaling $13,574, which had various Credit Limit Ranges. These credit balances are the result of customer overpayments or other credits (e.g., insurance proceeds, return of merchandise or cancellation of service maintenance agreements or insurance contracts) on which refunds or adjustments are due and have not yet been issued.


                                         Composition of Receivables of Issuer by Credit Score
                                                        as of the June 30, 2006

                                                                                                                Weighted
                                                Percentage of                          Percentage of             Average
                                Number of      Total Number of     Outstanding      Total Outstanding            Credit
   Credit Score Range(1)       Receivables       Receivables       Balance (2)            Balance                 Score
   ---------------------       -----------       -----------       -----------            -------                 -----

No Score                          43,538             10.66%         $49,890,224             9.75%                 N/A
Less than 525                     20,194              4.95%          26,873,830             5.25%                 510
525 to 549                        44,286             10.85%          57,785,262            11.29%                 538
550 to 574                        69,031             16.91%          89,074,596            17.40%                 562
575 to 599                        59,339             14.53%          75,676,574            14.79%                 586
600 to 624                        51,699             12.66%          65,843,584            12.86%                 612
625 to 649                        40,179              9.84%          49,963,342             9.76%                 636
650 to 674                        28,162              6.90%          34,118,382             6.67%                 661
675 to 699                        18,696              4.58%          22,676,703             4.43%                 686
700 and above                     33,169              8.12%          39,910,511             7.80%                 740
                                 -------            ------         ------------           ------                -----
                      Totals     408,293            100.00%        $511,813,007           100.00%               604(3)
                                 =======            ======         ============           ======                =====

(1) Credit Score is the credit score obtained for an Obligor in connection with such Obligor's most recent transaction and may not be the score obtained when the account was opened.

(2) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(3)  Total Weighted Average Credit Score excludes all "no score" accounts.

Loss, Delinquency, Revenue, Payment Rate and Dilution Experience

     The following tables set forth the historical loss, delinquency, revenue, payment rate and dilution experience with respect to all receivables for each of the periods or at each of the dates shown, as applicable.

                                                            Loss Experience
                                                        (Dollars in Thousands)


                                                   For the Five
                                                   Months ended                    For the Twelve Months
                                                     June 30,                         Ended January 31,
                                                   ------------      --------------------------------------------------
                                                      2006               2006              2005               2004
                                                      ----               ----              ----               ----
Average Outstanding Principal Balance (1)            $507,857           $457,734          $372,425          $306,118
Total Gross Losses (2)                                 $9,466            $14,518           $12,939           $10,525
Total Gross Losses as a Percentage of
     Average Outstanding Principal Balance(3)             4.5%               3.2%              3.5%              3.4%
Total Net Losses (4)                                   $7,796            $11,240            $9,635            $7,254
Total Net Losses as a Percentage of Average
     Outstanding Principal Balance (3)                    3.7%               2.5%              2.6%              2.4%


(1) "Average Outstanding Principal Balance" is the average of the Outstanding Principal Balance of all Receivables for each month during the indicated period.

(2) "Total Gross Losses" are the Outstanding Principal Balances of all Receivables that became Defaulted Receivables during the period indicated, reduced by the amount of payments by the Sellers in respect of service maintenance agreements and credit insurance premiums on such Defaulted Receivables but does not include the amount of any reductions in the Outstanding Principal Balance of any Receivable due to returned goods, customer disputes or other miscellaneous adjustments.

(3) The percentages for the five-month period ended June 30, 2006 reflect annualized figures.

(4) "Total Net Losses" are the Outstanding Principal Balances of all Receivables that became Defaulted Receivables during that period indicated, reduced by the amount of payments by the Sellers in respect of service maintenance agreements and credit insurance premiums on such Defaulted Receivables, less Recoveries (including, without limitation, fair market value of repossessed Merchandise), but does not include the amount of any reductions in the Outstanding Principal Balance of any Receivable due to returned goods, customer disputes or other miscellaneous adjustments.

                                                        Delinquency Experience
                                                        (Dollars in Thousands)

                                 As of June 30,                                  As of January 31,
                              ------------------      ---------------------------------------------------------------------
                                     2006                    2006                     2005                     2004
                              ------------------      -------------------      -------------------     --------------------
                              Amount        %         Amount         %         Amount         %         Amount         %
                              ------      ------      ------       ------      ------       ------     --------      ------
Outstanding Balance (1)(2)   $511,813     100.0%     $501,328      100.0%     $413,558      100.0%     $336,574      100.0%
Delinquent Outstanding
Balance (1) (2)
   31-60 Days.........         14,969       2.9%       12,311        2.5%       11,045        2.7%        8,501        2.5%
   61-90 Days.........          7,761       1.5%        7,907        1.6%        5,900        1.4%        4,429        1.3%
   91-120 Days........          5,572       1.1%        5,057        1.0%        4,086        1.0%        3,048        0.9%
   121 Days or more...         14,335       2.8%       17,707        3.5%       10,299        2.5%        8,434        2.5%
                              -------       ---       -------        ---       -------        ---       -------        ---
     Total                    $42,636       8.3%      $42,983        8.6%      $31,329        7.6%      $24,413        7.2%
                              =======       ===       =======        ===       =======        ===       =======        ===

(1) "Outstanding Balance" consists of the Outstanding Principal Balance of the Receivables including accrued and unpaid finance charges, but excludes bankrupt accounts and accounts in repossession as of the end of the indicated period.

(2) Included in these amounts are 1,868 accounts with credit balances totaling $267,973. These credit balances are the result of customer overpayments or other credits (e.g., insurance proceeds, return of merchandise or cancellation of service maintenance agreements or insurance contracts) on which refunds or adjustments are due and have not yet been issued.

                                                          Revenue Experience
                                                        (Dollars in Thousands)



                                           For the Five                  For the Twelve Months
                                           Months ended                     Ended January 31,
                                              June 30,           ---------------------------------------
                                               2006              2006               2005            2004
                                               ----              ----               ----            ----
Average Outstanding Principal Balance (1)       $507,857            $457,734          $372,425       $306,118
Finance Charge Collections(2)                    $41,224             $92,069           $75,194        $61,609
Average Portfolio Yield (3)                         19.5%               20.1%             20.2%          20.1%


(1) "Average Outstanding Principal Balance" is the average of the average Outstanding Principal Balance of all Receivables for each month during the indicated period.

(2) "Finance Charge Collections" are comprised of Finance Charges and other fees billed on Revolving Charge Receivables and monthly interest accrued and other fees billed on Installment Contract Receivables.

(3) The percentage for the five-month period ended June 30, 2006 reflects annualized figures.

                                                        Payment Rate Experience

                                           For the Five
                                           Months ended                 For the Twelve Months
                                             June 30,                     Ended January 31,
                                           -------------         ---------------------------------------
                                               2006              2006               2005            2004
                                               ----              ----               ----            ----
Monthly Payment Rate:  (1)
   Lowest Month                                 6.65%             5.97%             6.43%            6.13%
   Highest Month                                7.87%             7.76%             7.60%            7.72%
   Monthly Average (2)                          7.25%             6.78%             6.89%            6.92%

(1) "Monthly Payment Rate" for any month is the aggregate amount collected on Receivables during the month, expressed as a percentage of the average Outstanding Principal Balance of such Receivables for such month.

(2) "Monthly Average" reflects the arithmetic average of the Monthly Payment Rate for the period indicated.

                                                          Dilution Experience
                                                        (Dollars in Thousands)
                                           For the Five
                                           Months ended                 For the Twelve Months
                                             June 30,                      Ended January 31,
                                           ---------------       ---------------------------------------
                                               2006              2006               2005            2004
                                               ----              ----               ----            ----
Average Outstanding Principal Balance(1)       $507,857          $457,734           $372,425        $306,118

Total Dilution (2)                               $1,936            $6,904             $9,017          $6,771
Total Dilution as a percentage of
Average Outstanding Principal Balance (3)           0.9%              1.5%               2.4%            2.2%

(1) "Average Outstanding Principal Balance" is the average of the Outstanding Principal Balances of all Receivables for each month during the indicated period.

(2) "Total Dilution" represents the amount of any reductions in the Outstanding Principal Balance of the Receivables due to returned goods, customer disputes or other miscellaneous adjustments.

(3) The percentage for the five-month period ended June 30, 2006 reflects annualized figures."

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE


     Pursuant to the requirements of the Sec urities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONN'S, INC.


Date:  August 17, 2006                     By: /s/ David L. Rogers
                                               -------------------
                                           Name: David L. Rogers
                                           Title: Chief Financial Officer